UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 3, 2022

HUNTINGTON INGALLS INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34910	90-0607005
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4101 Washington Avenue
Newport News	Virginia	23607
(Address of principal executive offices)		(Zip Code)

(757) 380-2000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HII	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 3, 2022, Huntington Ingalls Industries, Inc. (the “Company”) held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”). Proxies for the Annual Meeting were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended. The following matters were submitted to a vote of the stockholders.

Item 1 - Election of Directors

Votes regarding the election of 13 directors, for terms ending in 2023, were as follows:

Name	For	Withheld	Broker Non-Votes
Philip M. Bilden	32,287,628	868,472	2,911,274
Augustus L. Collins	32,912,491	243,609	2,911,274
Kirkland H. Donald	31,113,728	2,042,372	2,911,274
Victoria D. Harker	30,407,805	2,748,295	2,911,274
Frank R. Jimenez	32,797,590	358,510	2,911,274
Christopher D. Kastner	32,920,733	235,367	2,911,274
Anastasia D. Kelly	32,079,046	1,077,054	2,911,274
Tracy B. McKibben	32,722,490	433,610	2,911,274
Stephanie L. O’Sullivan	32,940,338	215,762	2,911,274
C. Michael Petters	32,880,752	275,348	2,911,274
Thomas C. Schievelbein	32,151,885	1,004,215	2,911,274
John K. Welch	32,336,928	819,172	2,911,274
Stephen R. Wilson	32,879,098	277,002	2,911,274

Item 2 - Proposal to Approve the Company’s Executive Compensation on an Advisory Basis

Votes on a proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers were as follows:

For	Against	Abstentions	Broker Non-Votes
32,042,323	1,019,730	94,022	2,911,274

Item 3 - Proposal to Ratify the Appointment of the Company’s Independent Auditors

Votes on a proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent auditors for 2020 were as follows:

For	Against	Abstentions	Broker Non-Votes
35,474,049	513,560	79,765	0

Item 4 – Proposal to Approve the Huntington Ingalls Industries, Inc. 2022 Long-Term Incentive Stock Plan

Votes on proposal to approve the Huntington Ingalls Industries, Inc. 2022 Long-Term Incentive Stock Plan:

For	Against	Abstentions	Broker Non-Votes
31,437,222	1,662,978	55,878	2,911,274

Item 5 – Stockholder Proposal to Reduce the Threshold at Which Stockholders Can Require a Special Meeting of Stockholders

Votes on stockholder proposal to reduce the threshold at which stockholders can require a special meeting of stockholders:

For	Against	Abstentions	Broker Non-Votes
13,698,229	19,363,030	94,841	2,911,274

Item 9.01.	Financial Statements and Exhibits.

(d)

Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTINGTON INGALLS INDUSTRIES, INC.

Date: May 6, 2022	By:	/s/ Charles R. Monroe, Jr.
Charles R. Monroe, Jr.
Corporate Vice President,
Associate General Counsel and Secretary